EXHIBIT 99.1

The following excerpt is from Section 2 of the term sheet for Washington Mutual Mortgage Pass-Through Certificates, WMALT Series 2007-OA1:

2.  Amendments to MLPA

a.  Notwithstanding anything to the contrary set forth in the MLPA, with respect to the Mortgage Loans, the representations and warranties set forth in Section 3.1 and Section 3.2 of the MLPA shall be subject to the exceptions, if any, set forth on Schedule III to this Term Sheet.

b.  Each of the following representations and warranties with respect to the Mortgage Loans set forth in the indicated clauses of Section 3.1 or Section 3.2 of the MLPA is hereby deleted in its entirety:

            No deletions.

c.  Section 3.1 of the MLPA is hereby amended to add the following additional representations and warranties with respect to:

(1)        the Group 1 Loans (as defined herein):

(xxx)               Credit Insurance.  To the best of Seller’s knowledge, no borrower under a Group 1 Loan obtained a prepaid single-premium credit life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of the Mortgage Loan.

(xxxi)             Prepayment Penalties.  (a)  No Group 1 Loan has a prepayment premium for a term in excess of five years from the date of its origination.  With respect to each Group 1 Loan that has a prepayment feature, each such prepayment premium is permissible and enforceable in accordance with its terms pursuant to Fannie Mae or Freddie Mac guidelines and federal, state or local laws.

               (b)  With respect to any Group 1 Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (i) prior to the Mortgage Loan’s origination, the borrower agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction in exchange for selecting a Mortgage Loan with a prepayment premium, (ii) prior to the Mortgage Loan’s origination, the borrower was offered the option of obtaining a mortgage loan that did not require payment of such a premium, (iii) the prepayment premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law, and (iv) the Seller’s pricing methods include mortgage loans with and without prepayment premiums.

(xxxii)            Credit Reporting.  Information regarding the borrower credit file related to such Mortgage Loan has been furnished to credit reporting agencies in compliance with the provisions of the Fair Credit Reporting Act and the applicable implementing regulations.

(xxxiii)          Eligible Products.  To the best of Seller’s knowledge, with respect to each Group 1 Loan, the borrower was not encouraged or required by the Mortgage Loan’s originator to select a mortgage loan product offered by the Mortgage Loan’s originator which is a higher cost product designed for less creditworthy borrowers, taking into account such facts as, without limitation, the Mortgage Loan’s requirements and the borrower’s credit history, income, assets and liabilities.

(xxxiv)          Borrower’s Ability to Repay.  The methodology used in underwriting the extension of credit for each Group 1 Loan did not rely on the extent of the borrower’s equity in the collateral as the principal determining factor in approving such extension of credit.  The methodology employed objective criteria that related such facts as, without limitation, the borrower’s credit history, income, assets or liabilities, to the proposed mortgage payment and, based on such methodology, the Mortgage Loan’s originator made a reasonable determination that at the time of origination the borrower had the ability to make timely payments on the Mortgage Loan.

(xxxv)           Points and Fees.  No borrower under a Group 1 Loan was charged “points and fees” in an amount greater than (a) $1,000 or (b) 5% of the principal amount of such Mortgage Loan, whichever is greater.  For purposes of this representation, “points and fees” (x) include origination, underwriting, broker and finder’s fees and charges that the lender imposed as a condition of making the Mortgage Loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the Mortgage Loan (such as attorneys’ fees, notaries' fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges that, in total, do not exceed 0.25 percent of the loan amount.

(xxxvi)          No Arbitration Provision.  With respect to any Group 1 Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction.

(xxxvii)        Manufactured Housing.  There are no manufactured housing units securing a Group 1 Loan.

(xxxviii)       Loan Limits.  No Group 1 Loan had a principal balance at origination that exceeds the applicable Freddie Mac loan limit for first lien single family mortgage loans.

(xxxix)          Recycling Representation for Seasoned Loans.  No Group 1 Loan is “seasoned” (a seasoned mortgage loan is one where the date of the mortgage note is more than 1 year before the Closing Date).

(xl)                    Charges.  No refinance or purchase money mortgage loan that is a Group 1 Loan has an APR or total points and fees that exceed the thresholds set by the Home Ownership and Equity Protection Act of 1994 (“HOEPA”) and its implementing regulations, including 12 CFR § 226.32(a)(1)(i) and (ii).

(2)        each Mortgage Loan:

(xli)         At the time of origination of the Mortgage Loan, no improvements located on or being part of the Mortgaged Property were in violation of any applicable zoning and subdivision laws or ordinances.

(xlii)         The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument (and with respect to any impairment, alteration or modification in any material respect of a Mortgage, such instrument has been recorded or is in the process of being recorded).

(xliii)        As of the Closing Date, there is no mechanics' lien or claim for work, labor or material affecting the Mortgaged Property.

d.  The following additional amendments are hereby made to the MLPA with respect to the Mortgage Loans:

            i.    Section 3.1(iv) Representation.  The representation and warranty in clause (iv) of Section 3.1 of the MLPA is hereby deleted in its entirety and replaced with the following representation and warranty:

            “(iv)      Except as set forth on Schedule III to the Term Sheet, if applicable, as of January 24, 2007, all payments due on each Mortgage Loan had been made and no Mortgage Loan had been delinquent (i.e., was more than 30 days past due) more than once in the 12 months preceding the Cut-Off Date (or such shorter period as had elapsed from the date of acquisition of the Mortgage Loan by the Seller or, if earlier, from the date of origination or acquisition of the Mortgage Loan by Washington Mutual Bank or Washington Mutual Bank fsb) and any such delinquency lasted for no more than 30 days;”

            ii.    Definitions of “Current Loan-to-Value Ratio” and “Original Loan-to-Value Ratio”.  The definitions of “Current Loan-to-Value Ratio” and “Original Loan-to-Value Ratio” in Article 1 of the MLPA are hereby deleted in their entirety and replaced with the following two definitions:

            “Current Loan-to-Value Ratio:  As used in Section 2.4(b), the Principal Balance of a Mortgage Loan as of the applicable date of substitution divided by the Appraised Value; and as used in Section 3.1, the Cut-Off Date Principal Balance of a Mortgage Loan divided by the Appraised Value; provided, however, that if the related Mortgaged Property is located in the State of New York, then, as used in Section 3.1, the Current Loan-to-Value Ratio shall be the Cut-Off Date Principal Balance of the Mortgage Loan divided by the value set forth on the appraisal made in connection with the origination of such Mortgage Loan as the value of the related Mortgaged Property (or, if such Mortgage Loan is an ROV Mortgage Loan, the value set forth on the residential appraisal review made in connection with the origination of such Mortgage Loan as the value of the related Mortgaged Property).

            Original Loan-to-Value Ratio:  The original principal amount of a Mortgage Loan divided by the Appraised Value; provided, however, that if the related Mortgaged Property is located in the State of New York, then the Original Loan-to-Value Ratio shall be the original principal amount of the Mortgage Loan divided by the value set forth on the appraisal made in connection with the origination of such Mortgage Loan as the value of the related Mortgaged Property (or, if such Mortgage Loan is an ROV Mortgage Loan, the value set forth on the residential appraisal review made in connection with the origination of such Mortgage Loan as the value of the related Mortgaged Property).”

            iii.   Prepayment Premiums.  The MLPA is hereby amended to add the following Section 3.4:

            “Section 3.4    Seller Representations and Warranties Regarding Prepayment Premiums; Remedies for Breach

            (a)        Whenever used in this Section 3.4, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

Prepayment Premium:  With respect to any Mortgage Loan listed in the Supplemental Mortgage Loan Schedule, any fee or premium required to be paid by the Mortgagor if the Mortgagor voluntarily prepays such Mortgage Loan in full as provided in the related Mortgage Note or Mortgage, except for any such fee or premium required to be paid more than three years after origination thereof.

Supplemental Mortgage Loan Schedule:  The Supplemental Schedule of Mortgage Loans attached as Schedule I-A to a Term Sheet. The Supplemental Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan that requires the payment of a Prepayment Premium: (i) its loan number and (ii) the applicable term during which a Prepayment Premium is payable pursuant to the provisions of such Mortgage Loan.

            (b)        The Seller hereby represents and warrants to the Purchaser that, as to each Mortgage Loan sold by the Seller hereunder and listed in the Supplemental Mortgage Loan Schedule, as of the Closing Date:

(i)         The information set forth in the Supplemental Mortgage Loan Schedule delivered on the Closing Date is true and correct in all material respects; and

(ii)        With respect to each Mortgage Loan listed in the Supplemental Mortgage Loan Schedule, the Prepayment Premium for such Mortgage Loan is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, and such Prepayment Premium is permitted pursuant to applicable federal, state and local law, subject to federal preemption where applicable, except (1) as such enforcement may be limited by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors’ rights generally, (2) if such Mortgage Loan is accelerated in connection with a foreclosure or other involuntary payment, (3) if enforcement would be considered “predatory” pursuant to written guidelines issued by any applicable federal, state or local authority having jurisdiction over such matters and (4) if enforcement would be otherwise limited or prohibited by applicable law.

            (c)        Upon discovery by the Seller or the Purchaser of a breach of either of the representations and warranties set forth in Section 3.4(b), which materially and adversely affects the value of any Mortgage Loan (including the value of Prepayment Premiums payable thereunder) or the interests of the Purchaser in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other. Within 60 days of the later of (A) the earlier of the date of its discovery of the breach or the date of its receipt of written notice of breach from the Purchaser, and (B) the date on which a Prepayment Premium would have become payable had such representation and warranty been true, the Seller shall pay to the Purchaser the amount of such Prepayment Premium less any amount collected from the related Mortgagor with respect to such Prepayment Premium.

            (d)        It is understood and agreed that the obligations of the Seller set forth in this Section 3.4 constitute the sole remedies available to the Purchaser or its transferee respecting a breach of the representations and warranties by the Seller set forth in Section 3.4(b).”

            iv.   Definitions of “Group 1 Loans”.  The MLPA is hereby amended to add the following definitions in Article 1 of the MLPA:

            “Group 1 Loans:  The Mortgage Loans designated on the Mortgage Loan Schedule as Group 1 Loans.

            v.   Repurchase and Substitution Obligation.  The second sentence of Section 3.3(b) of the MLPA is hereby deleted in its entirety and replaced with the following two sentences:

“Any breach of the representation set forth in clause (xxvii), clause (xxviii), the first sentence of clause (xxxi)(a), clause (xxxvi) or clause (xxxviii) of Section 3.1 shall be deemed to materially and adversely affect the value of the related Mortgage Loan or the interests of the Purchaser in the related Mortgage Loan. The determination of whether the representation set forth in clause (xxx) or clause (xxxiii) of Section 3.1 has been breached shall be made without regard to the Seller’s knowledge qualifier in such representation.”

            vi.   Assignment of Servicing Agreement.  The MLPA is hereby amended to add, at the end of Section 2.1(a) thereof, the following provision:

“In addition, if so stated in the Term Sheet, in the event some of those Mortgage Loans are to be serviced pursuant to a servicing agreement other than the related Pooling and Servicing Agreement, the Seller hereby assigns to the Purchaser, without recourse, the Seller’s rights with respect to the servicing of those Mortgage Loans under such servicing agreement.”

            vii.  Definition of “Servicer”.  The MLPA is hereby amended to delete the definition of “Servicer” in Article 1 thereof and to replace such definition in its entirety with the following definition:

            “Servicer:  Except as used in Section 6.1 hereof, with respect to any Mortgage Loan, the servicer of such Mortgage Loan pursuant to the related Pooling and Servicing Agreement or other servicing agreement, as applicable; and, as used in Section 6.1 hereof, the servicer pursuant to the related Pooling and Servicing Agreement.”

            viii. Definitions of “Repurchase Price” and “Substitution Price”.  The MLPA is hereby amended to (a) revise the definitions of “Repurchase Price” and “Substitution Price” in Article 1 thereof to delete each occurrence therein of the phrase “an advance by the Servicer pursuant to the related Pooling and Servicing Agreement” and replace such phrase with the phrase “an advance by the related Servicer,” (b) revise the definition of “Repurchase Price” in Article 1 thereof to delete the phrase “all unreimbursed advances of reimbursable expenses made by the Servicer with respect to such Mortgage Loan pursuant to the related Pooling and Servicing Agreement” and replace such phrase with the phrase “all unreimbursed advances of reimbursable expenses made by the related Servicer with respect to such Mortgage Loan” and (c) revise the definition of “Substitution Price” in Article 1 thereof to delete the phrase “all unreimbursed advances of reimbursable expenses made by the Servicer with respect to such Reacquired Mortgage Loans pursuant to the related Pooling and Servicing Agreement” and replace such phrase with the phrase “all unreimbursed advances of reimbursable expenses made by the related Servicer with respect to such Reacquired Mortgage Loans.”

e.  Except as modified here, the MLPA remains in full force and effect.